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                                                                Exhibit 10.11.5

                          WESTERN STAFF SERVICES, INC.
              INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN ("IESPP")
                                ENROLLMENT/CHANGE FORM

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
                    Action                                  Complete Sections:
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| SECTION 1: |      [_] New Enrollment                      2, 3, 6, 7 AND sign attached
--------------                                                         Stock Purchase Agreement
ACTIONS
                    [_] Payroll Deduction Change            2, 4, 7

                    [_] Terminate Payroll Deductions        2, 5, 7

                    [_] Beneficiary Change                  2, 6, 7
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| SECTION 2: |
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                    Name ___________________________________________________________________
                               Last          First          MI        Dept.
PERSONNEL
DATA
                    Home or Mailing Address ________________________________________________
                                                            Street
                    ________________________________________________________________________
                               City          State                    Zip Code

                    Social Security #:    [_][_][_] - [_][_] - [_][_][_][_]
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| SECTION 3: |
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                    Effective with the Purchase Period Beginning:          Payroll Deduction Amount: ______ % of cash earnings*
                    [_] February _, 199_
NEW                 [_] August _, 199_                                     * Must be a multiple of 1% up to a maximum of 10% of
ENROLLMENT                                                                 cash earnings

                    [_] Initial Purchase Period -- November 3, 1996
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| SECTION 4: |
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PAYROLL             Effective with the                                         I authorize the following new level of payroll
DEDUCTION           Pay Period Beginning: ____________________________         deduction: __% of cash earnings
CHANGE                                        Month, Day and Year
                                                                               * Must be a multiple of 1% up to a
                                                                               maximum of 10% of cash earnings

           NOTE:    You may reduce your rate of payroll deductions once per purchase period to become effective as soon as possible following the filing of the change form.  You may also increase your rate of payroll deductions to become effective as of the start date of the next purchase period.
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| SECTION 5: |
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                    Effective with the                                     Your election to terminate your payroll deductions
TERMINATE           Pay Period Beginning: ____________________________     for the balance of the purchase period cannot be changed,
PAYROLL                                        Month, Day and Year         and you may not rejoin the purchase period at a later
DEDUCTIONS                                                                 date. You will not be able to resume participation in the
                                                                           IESPP prior to the commencement of the next
                                                                           purchase period.

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               In connection with my voluntary termination of payroll deductions (or an approved leave of absence), I elect the following action regarding my IESPP payroll deductions to date in the current purchase period:

               [_] Purchase shares of Western Staff Services, Inc. at end of the period
                               OR
               [_] Refund IESPP payroll deductions collected

          NOTE:     If your employment terminates for any reason or your eligibility status changes (less than 20 hrs/wk or less than 5 months/yr), you will immediately cease to participate in the IESPP, and your IESPP payroll deductions collected in that purchase period will automatically be refunded to you.
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| SECTION 6: |
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                         Beneficiary(ies)                             Relationship of Beneficiary(ies)
                         ----------------                             --------------------------------
BENEFICIARY
                         -----------------------------------------------------------------------------------------------------------

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| SECTION 7: |
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AUTHORIZATION
I WOULD LIKE MY CERTIFICATE TO BE ISSUED AS FOLLOWS: (PRINT NAME(S) EXACTLY AS THEY SHOULD APPEAR.)
[_] My name only, ___________________________________________________.

[_] My name, ____________________________, and my spouse, _____________________________________________, [_] AS COMMUNITY
PROPERTY OR [_] AS JOINT TENANTS.

[_] Issued in street name and delivered to the Corporation-designated brokerage account maintained on my behalf.

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          Date                                                        Signature of Employee
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